THE FLIGHT INTERNATIONAL GROUP, INC.
                                 One Lear Drive
                 Newport News/Williamsburg International Airport
                             Newport News, VA 23602

                               September 27, 1999

                            NOTICE OF POSTPONEMENT OF
                         ANNUAL MEETING OF SHAREHOLDERS


         PLEASE TAKE NOTICE, that the Annual Meeting of Shareholders of The Flight International Group, Inc. (the "Company"), scheduled to take place on October 21, 1999, at the Company's headquarters, has been postponed by order of the Board of Directors.
The Board expects to reschedule the meeting for early next year.

         Kindly discard the Proxy Statement and form of proxy previously delivered to you, as a new Proxy Statement will be mailed to you prior to the meeting as rescheduled. Please retain the Annual Report previously delivered to you, which will be deemed to accompany any revised Proxy Statement. Any proxies that have been mailed to the Company will be discarded.

         BY ORDER OF THE BOARD OF DIRECTORS.

                                                            Sincerely yours,


                                                            Ann P. Campbell
                                                            Corporate Secretary